Summary of significant accounting policies - Convenience translation, Cash and cash equivalents and Financing receivables, net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Convenience translation
Convenience translation rate (in RMB/USD)	6.8972	6.8972
Cash and cash equivalents
Cash and cash equivalents	¥ 249,728	$ 36,207	¥ 217,901	$ 31,593	¥ 377,160	¥ 102,755
Restricted cash	1,482	215	1,468	213	137,220	382,695
Restricted cash non-current	¥ 5,000	$ 725	¥ 5,417	$ 785	¥ 7,964	¥ 95,454